Exhibit 99.1

2012 LONG-TERM INCENTIVE PLAN

(Incorporated by reference to Appendix A of Corning Proxy Statement, Definitive 14A filed March 13, 2012, for April 26, 2012 Annual Meeting of Shareholders).